SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2018

NEW YORK MORTGAGE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue

New York, New York  10016

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.        Entry Into a Material Definitive Agreement.

On September 10, 2018, New York Mortgage Trust, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the equity distribution agreement, dated August 10, 2017 (as amended, the “Equity Distribution Agreement”), with Credit Suisse Securities (USA) LLC (“Credit Suisse”) in connection with the Company’s “at-the-market” offering program (the “ATM Program”). The Amendment increased the maximum aggregate sales price of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) that the Company may offer and sell under the ATM Program. Pursuant to the Equity Distribution Agreement, the Company may offer and sell shares of Common Stock having a maximum aggregate sales price of up to $177,087,818 from time to time through Credit Suisse.  Pursuant to a prospectus supplement filed on the date hereof, shares of Common Stock having a maximum aggregate sales price of $100,000,000 (the “Offered Shares”) remain available for offer and sale under the Equity Distribution Agreement. The Company has previously sold shares of Common Stock having an aggregate offering price of $77,087,818 million under the ATM Program.

The Amendment also provides that the Offered Shares will be issued pursuant to the Company’s automatic shelf registration statement filed with the Securities and Exchange Commission on August 9, 2018 (File No. 333-226726), a base prospectus, dated August 9, 2018, included as part of the registration statement, and a prospectus supplement, dated the date hereof, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

The Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment filed herewith as an exhibit to this Current Report on Form 8-K.

In connection with the filing of the Amendment, the Company is filing as Exhibit 5.1 hereto the opinion of its Maryland counsel, Venable LLP, regarding the validity of the Offered Shares.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there been any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.        Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description
1.1	Amendment No. 1 to Equity Distribution Agreement, dated September 10, 2018, by and between New York Mortgage Trust, Inc. and Credit Suisse Securities (USA) LLC.
5.1	Opinion of Venable LLP regarding the validity of the Offered Shares.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: September 10, 2018	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
1.1	Amendment No. 1 to Equity Distribution Agreement, dated September 10, 2018, by and between New York Mortgage Trust, Inc. and Credit Suisse Securities (USA) LLC.
5.1	Opinion of Venable LLP regarding the validity of the Offered Shares.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).